Monolithic Power Systems
Q3 '21 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

October 28, 2021

Safe Harbor Statement

This presentation contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS's schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS's Securities and Exchange Commission (SEC) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 1, 2021 and our quarterly report on Form 10-Q filed with the SEC on August 9, 2021. The forward-looking statements in this presentation and statements made during the accompanying teleconference represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

Non-GAAP Measures

Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, deferred compensation plan income/expense, and a one-time litigation settlement. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2018 to 2021

$ in millions



$330
$310
$290
$270
$250
$230
$210
$190
$170
$150
$130
$110
$90
$70
$129.2
$141.4
$165.8
$254.5
$139.8
$151.0
$186.2
$293.3
$160.0
$168.8
$259.4
$323.5
$153.5
$166.7
$233.0
'18
'19
'20
'21
Q1
Q2
Q3
Q4

Revenue Growth by Market – Q3'21

	vs Q2'21	% of Total Revenue
Industrial	20.5 %	16.1 %
Communications	19.3 %	13.8 %
Computing and Storage	12.4 %	30.5 %
Automotive	11.7 %	16.8 %
Consumer	(3.3) %	22.8 %
Total Revenue	10.3 %	100.0 %

Selected P&L Data

$ and shares in millions, except per share amounts

	Q3'21	Q2'21	Q3'20
Revenue	$323.5	$293.3	$259.4
GAAP			
Gross Margin	57.6%	56.0%	55.1%
OPEX	$109.2	$103.6	$83.1
Operating Income	$77.1	$60.6	$60.0
Operating Margin	23.8%	20.7%	23.1%
Stock Comp.	$31.6	$32.1	$23.0
Net Income	$68.8	$55.2	$55.6
EPS	**$1.44**	**$1.16**	**$1.18**
Shares O/S (FD)	47.9	47.8	47.0
Non- GAAP			
Gross Margin	57.8%	56.3%	55.5%
OPEX	$78.7	$70.3	$59.1
Operating Income	$108.4	$94.9	$84.9
Operating Margin	33.5%	32.4%	32.7%
Net Income	$98.6	$86.5	$79.4
EPS	**$2.06**	**$1.81**	**$1.69**

Q3'21 GAAP and non-GAAP results include a one-time $4M settlement

MPS

Selected Balance Sheet Data

$ in millions

	Q3'21	Q2'21	Q3'20
Cash, Cash Equivalents & Investments	$744.5	$672.9	$554.5
Cash Flow from Operations	$117.8	$96.9	$77.4
Capital Spending	$18.6	$39.3	$19.6
Accounts Receivable			
Dollars	$79.9	$77.6	$93.5
Days	22	24	33
Inventory			
Dollars	$208.1	$177.3	$148.1
Days – Current quarter revenue	134	125	116
Next quarter's revenue	135	117	129

2021 Q4 Outlook

$ and shares in millions

	Range	
	From	To
Revenue	$314.0	$326.0
GAAP		
Gross Margin	56.0%	56.6%
R&D and SG&A	$(107.8)	$(111.8)
Non-GAAP		
Gross Margin	56.3%	56.9%
R&D and SG&A	$(77.9)	$(79.9)
Total Stock Compensation	$(30.8)	$(32.8)
Litigation Expenses	$(3.5)	$(3.9)
Interest Income	$1.0	$1.4
Shares Outstanding (FD)	47.9	48.9

Monolithic Power Systems
Q3 '21 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

October 28, 2021

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
Net income	$ 68,770	$ 55,566	$ 169,352	$ 121,488
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	31,572	22,975	92,282	62,581
Amortization of purchased intangible assets	11	-	11	-
Deferred compensation plan expense	76	347	309	901
Tax effect	(1,804)	472	(7,382)	(10,717)
Non-GAAP net income	$ 98,625	$ 79,360	$ 254,572	$ 174,253
Non-GAAP net income per share:				
Basic	$ 2.15	$ 1.76	$ 5.56	$ 3.90
Diluted	$ 2.06	$ 1.69	$ 5.33	$ 3.72
Shares used in the calculation of non-GAAP net income per share:				
Basic	45,970	44,970	45,754	44,737
Diluted	47,852	46,955	47,772	46,819

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Gross profit	$ 186,311	$ 143,040	$ 491,585	$ 337,080
Gross margin	57.0%	55.1%	56.4%	55.1%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	922	707	2,622	1,906
Deferred compensation plan expense (income)	(190)	244	100	850
Non-GAAP gross profit	$ 187,043	$ 143,991	$ 494,307	$ 339,836
Non-GAAP gross margin	57.2%	55.5%	56.7%	55.5%
Non-GAAP gross profit	$ 187,043			
One-time litigation settlement	(4,000)			
Non-GAAP gross profit, excluding litigation settlement	$ 183,043			
Non-GAAP gross margin, excluding litigation settlement	56.0%			

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total operating expenses	$ 109,200	$ 83,061	$ 307,740	$ 218,160
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(30,650)	(22,268)	(89,660)	(60,675)
Amortization of purchased intangible assets	(11)	-	(11)	-
Deferred compensation plan income (expense)	334	(1,703)	(2,847)	(1,472)
Non-GAAP operating expenses	$ 78,873	$ 59,090	$ 215,222	$ 156,013

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total operating income	$ 77,111	$ 59,979	$ 183,845	$ 118,920
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	31,572	22,975	92,282	62,581
Amortization of purchased intangible assets	11	-	11	-
Deferred compensation plan expense (income)	(524)	1,947	2,947	2,322
Non-GAAP operating income	$ 108,170	$ 84,901	$ 279,085	$ 183,823

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total other income, net	$ 793	$ 2,494	$ 6,411	$ 5,980
Adjustments to reconcile other income, net to non-GAAP other income, net:				
Deferred compensation plan expense (income)	309	(1,596)	(2,630)	(1,421)
Non-GAAP other income, net	$ 1,102	$ 896	$ 3,772	$ 4,559

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total income before income taxes	$ 77,924	$ 62,471	$ 190,296	$ 124,900
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	31,572	22,975	92,282	62,581
Amortization of purchased intangible assets	11	-	11	-
Deferred compensation plan expense	76	347	309	901
Non-GAAP income before income taxes	$ 109,583	$ 85,793	$ 282,898	$ 188,382

GAAP to Non-GAAP Reconciliation

2021 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending December 31, 2021	
	Low	High
Gross margin	56.0%	56.6%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	56.3%	56.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending December 31, 2021	
	Low	High
R&D and SG&A expense	$ 107,800	$ 111,800
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:		
Stock-based compensation expense	(29,900)	(31,900)
Non-GAAP R&D and SG&A expense	$ 77,900	$ 79,900

MPS